UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 8, 2025

Black Hawk Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41984	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 166 Danville, CA	94506
(Address of principal executive offices)	(Zip Code)

(952) 217-4482

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-fifth of one right	BKHAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	BKHA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one ordinary share	BKHAR	The Nasdaq Stock Market LLC

EXPLANATORY NOTE

On July 14, 2025, Black Hawk Acquisition Corp, a Cayman Islands exempted company (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other things, the results of the extraordinary general meeting of shareholder (the “Extraordinary General Meeting”) held on July 8, 2025.

This Current Report on Form 8-K/A is filing as an amendment to the Original Form 8-K solely to clarify the disclosure under Item 8.01 and to include information regarding the total number of ordinary shares issued and outstanding following the Redemption, which is 4,153,577 ordinary shares.

Except as stated herein, this Current Report on Form 8-K/A does not reflect events occurring after the filing of the Original Form 8-K on July 14, 2025 and no attempt has been made to this Current Report on Form 8-K/A to modify or update other disclosures as presented in the Original Form 8-K. Accordingly, this Form 8-K/A should be read in conjunction with the Original Form 8-K and our filings with the SEC subsequent to the filing of the Original Form 8-K. The Item 8.01 of the Original Form 8-K is hereby amended and replaced with the following disclosure:

Item 8.01. Other Events.

In connection with the shareholders’ vote at the Meeting, holders of 4,775,923 ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $51,010,745.30 (approximately $10.68 per share) will be removed from the Trust Account to pay such holders and approximately $22,686,871.39 will remain in the Trust Account.

Following the Redemption, the Company will have 2,124,077 public ordinary shares issued and outstanding. In total, the Company will have 4,153,577 ordinary shares issued and outstanding.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 22, 2025

Black Hawk Acquisition Corporation

By:	/s/ Kent Louis Kaufman
Name:	Kent Louis Kaufman
Title:	Chief Executive Officer

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